Exhibit 10.11

June 30, 2017

Alithya Group Inc.

2875 boul. Laurier, office 1250

Quebec (Quebec) G1V 2M2

Modification to the Credit facilities Agreement

Executed as of March 27, 2017 (including any and all prior modifications, the “Agreement”) agreed upon by Canadian Imperial Bank of Commerce (“CIBC”) and Alithya Group Inc. Alithya Consulting Inc., Systemware Innovation Corporation and Pro2p Services Conseils Inc. (the “Borrowers”).

Modifications: The Agreement is hereby modified as follows:

Under Covenants section of the Agreement, the text is modified as follows:

From:

Financial covenants: -	The working capital ratio shall be at least 1.05: 1.0 at all times. This ratio will have to be 1.20: 1.0 as at March 31, 2017;

The Senior Debt Ratio/EBITDA does not exceed: 3.50: 1.0 at all times. This ratio will have to be 3: 1 as at March 31, 2017;

All financial covenants will be calculated on a consolidated basis, taking into account the Borrower and its Subsidiaries, on a quarterly basis. EBITDA will be calculated based on the last 12 months.

To:

Financial covenants: -	The working capital ratio shall be at least 1.00: 1.0 at all times. This ratio will have to be 1.20: 1.0 as at March 31, 2018;

The Senior Debt Ratio/EBITDA does not exceed: 3.50: 1.0 at all times. This ratio will have to be 3: 1 as at March 31, 2017;

All financial covenants will be calculated on a consolidated basis, taking into account the Borrower and its Subsidiaries, on a quarterly basis. EBITDA will be calculated based on the last 12 months.

It is also understood that at the time of calculation of the financial ratios, the Stocks base compensation would be considered in the calculation of the adjusted EBITDA. For clarification purposes, the adjusted EBITDA is then earnings before interest, taxes, depreciation, amortization and Stocks base compensation.

Confirmation: The Agreement as hereby modified remains in full force.

CANADIAN IMPERIAL BANK OF COMMERCE

/s/ Jean-Bébastien Houde
Name: Jean-Bébastien Houde
Title: Authorized Signatory

/s/ David Bouchard
David Bouchard
Title: Authorized Signatory

Accepted on July 6, 2017

2875 boul. Laurier,

Suite 1250

Quebec (Quebec) G1V 4M2

We hereby acknowledge that we have read the this letter and agree to be bound by the terms and conditions present.

Alithya Group Inc.

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin

Title: Vice President Legal Affairs and Secretary

Alithya Consulting Inc.

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin

Title: Vice President Legal Affairs and Secretary

Systemware Innovation Corporation

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin

Title: Vice President Legal Affairs and Secretary

Pro2p Services Conseils Inc.

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin

Title: Vice President Legal Affairs and Secretary

We hereby acknowledge that we have read the this letter and agree to be bound by the terms and conditions present.

Alithya Consulting SAS

(the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin

Title: Vice President Legal Affairs and Secretary

Alithya Consulting USA inc.

(the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin

Title: Vice President Legal Affairs and Secretary

Alithya Group Inc.

(the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin

Title: Vice President Legal Affairs and Secretary

Alithya Consulting Inc.

(the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin

Title: Vice President Legal Affairs and Secretary

Systemware Innovation Corporation

(the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin

Title: Vice President Legal Affairs and Secretary

Pro2p Services Conseils Inc.

(the “Guarantors”)

/s/ Paul Raymond
Name: Paul Raymond
Title: President & CEO

/s/ Marc Cantin
Name: Marc Cantin

Title: Vice President Legal Affairs and Secretary